Exhibit 4.1

SYNCHRONY FINANCIAL

AND

THE BANK OF NEW YORK MELLON,

as Trustee

SECOND SUPPLEMENTAL INDENTURE

Dated as of February 2, 2015

to the

INDENTURE

Dated as of August 11, 2014

TABLE OF CONTENTS

		PAGE
	ARTICLE 1
	DEFINITIONS

Section 1.01.	Relation to Base Indenture	2
Section 1.02.	Definition of Terms	2

	ARTICLE 2
	GENERAL TERMS AND CONDITIONS OF THE NOTES

Section 2.01.	Designation and Principal Amount	4
Section 2.02.	Maturity	5
Section 2.03.	Form, Payment and Appointment	5
Section 2.04.	Global Notes	6
Section 2.05.	Interest	6
Section 2.06.	No Sinking Fund	9
Section 2.07.	Satisfaction and Discharge	10

	ARTICLE 3
	REDEMPTION OF THE NOTES

Section 3.01.	Optional Redemption by Company	10
Section 3.02.	Notice of Redemption; Selection of Notes to be Redeemed	10
Section 3.03.	Payment of Redemption Price	11
Section 3.04.	No Other Redemption	11

	ARTICLE 4
	FORMS OF NOTES

Section 4.01.	Forms of Notes	11

	ARTICLE 5
	ORIGINAL ISSUE OF NOTES

Section 5.01.	Original Issue of Notes	11

	ARTICLE 6
	MISCELLANEOUS

Section 6.01.	Ratification of Indenture	12
Section 6.02.	Trustee Not Responsible for Recitals	12
Section 6.03.	Governing Law	12
Section 6.04.	Wavier of Trial by Jury	12
Section 6.05.	Table of Contents, Headings, etc	12
Section 6.06.	Execution in Counterparts	12
Section 6.07.	Separability; Benefits	12
EXHIBIT A	Form of 2.700% Senior Notes due 2020	A-1
EXHIBIT B	Form of Floating Rate Senior Notes due 2020	B-1

i

THIS SECOND SUPPLEMENTAL INDENTURE (this “Second Supplemental Indenture”), dated as of February 2, 2015, is between SYNCHRONY FINANCIAL, a Delaware corporation (the “Company”), and The Bank of New York Mellon, a New York banking corporation (the “Trustee”).

R E C I T A L S

WHEREAS, the Company executed and delivered to the Trustee an Indenture, dated as of August 11, 2014, between the Company and the Trustee (the “Base Indenture”), providing for the issuance from time to time of series of Securities of the Company;

WHEREAS, the Company executed and delivered to the Trustee a First Supplemental Indenture, dated as of August 11, 2014, between the Company and the Trustee (the “First Supplemental Indenture,” and the Base Indenture, as supplemented by the First Supplemental Indenture and this Second Supplemental Indenture, the “Indenture”), providing for the issuance of the 1.875% Senior Notes due 2017, the 3.000% Senior Notes due 2019, the 3.750% Senior Notes due 2021 and the 4.250% Senior Notes due 2024;

WHEREAS, Section 10.01(c) of the Base Indenture provides for the Company and the Trustee to enter into an indenture supplemental to the Base Indenture to establish the forms or terms of Securities of any series as permitted by Section 2.01 and Section 2.02 of the Base Indenture;

WHEREAS, pursuant to Section 2.02 of the Base Indenture, the Company wishes to provide for the issuance of two new series of Securities to be known as its 2.700% Senior Notes due 2020 (the “2020 Notes”) and its Floating Rate Senior Notes due 2020 (the “Floating Rate Notes” and, together with the 2020 Notes, the “Notes”), the forms and terms of such Notes and the terms, provisions and conditions thereof to be set forth as provided in this Second Supplemental Indenture; and

WHEREAS, the Company has requested that the Trustee execute and deliver this Second Supplemental Indenture, and all requirements necessary to make this Second Supplemental Indenture a valid, binding and enforceable instrument in accordance with its terms, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid, binding and enforceable obligations of the Company, have been done and performed, and the execution and delivery of this Second Supplemental Indenture has been duly authorized in all respects;

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01. Relation to Base Indenture. This Second Supplemental Indenture constitutes an integral part of the Base Indenture.

Section 1.02. Definition of Terms. For all purposes of this Second Supplemental Indenture:

(a) Capitalized terms used herein without definition shall have the meanings set forth in the Base Indenture;

(b) a term defined anywhere in this Second Supplemental Indenture has the same meaning throughout;

(c) the singular includes the plural and vice versa;

(d) headings are for convenience of reference only and do not affect interpretation;

(e) the following terms have the meanings given to them in this Section 1.02(e):

“2020 Interest Payment Date” shall have the meaning set forth in Section 2.05(c)(i).

“2020 Record Date” shall have the meaning set forth in Section 2.05(c)(i).

“Business Day” shall mean, unless otherwise specified, any calendar day that is not a Saturday, Sunday or a day on which commercial banking institutions are not required to be open for business in The City of New York, New York; provided that, with respect to determinations for the Floating Rate Notes, such day is also a London Business Day.

“Calculation Agent” shall mean The Bank of New York Mellon, or its successor appointed as such by the Company.

“Comparable Treasury Issue” shall mean the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the 2020 Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2020 Notes to be redeemed.

“Comparable Treasury Price” shall mean, with respect to any Redemption Date, (a) the average of the Reference Treasury Dealer Quotations for such Redemption Date for the 2020 Notes, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“DTC” shall have the meaning set forth in Section 2.04(a).

“Floating Rate Interest Payment Date” shall have the meaning set forth in Section 2.05(b)(i).

“Floating Rate Record Date” shall have the meaning set forth in Section 2.05(b)(i).

“Global Notes” shall have the meaning set forth in Section 2.04(a).

“Independent Investment Banker” shall mean an independent investment banking institution of national standing appointed by the Company, which may be one of the Reference Treasury Dealers.

“Initial Interest Reset Period” shall have the meaning set forth in Section 2.05(b)(ii).

“Interest Determination Date” shall mean, with respect to an Interest Reset Period, the second London Business Day immediately preceding either (a) the original issue date of the Floating Rate Notes, in the case of the Initial Interest Reset Period, or (b) the applicable Interest Reset Date, in the case of any other Interest Reset Period.

“Interest Payment Date” shall mean a 2020 Interest Payment Date or a Floating Rate Interest Payment Date, as the case may be.

“Interest Period” shall have the meaning set forth in Section 2.05(a).

“Interest Reset Date” shall have the meaning set forth in Section 2.05(b)(ii).

“Interest Reset Period” shall have the meaning set forth in Section 2.05(b)(ii).

“London Business Day” shall mean any calendar day on which commercial banks are open for dealings in deposits in U.S. Dollars in the London interbank market.

“Maturity Date” shall have the meaning set forth in Section 2.02.

“Optional Redemption Price” shall mean, with respect to any redemption of 2020 Notes, the applicable redemption price for such 2020 Notes set forth in Section 3.01.

“Record Date” shall mean a 2020 Record Date or a Floating Rate Record Date, as the case may be.

“Redemption Date” shall mean, with respect to any redemption of 2020 Notes, the date fixed for such redemption pursuant to the Indenture and such 2020 Notes.

“Reference Treasury Dealer” shall mean each of (a) J.P. Morgan Securities LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Mizuho Securities USA Inc. or their respective affiliates which are primary U.S. Government securities dealers in New York City (a “Primary Treasury Dealer”), and their respective successors, plus (b) two other Primary Treasury Dealers selected by the Company; provided that if any of the foregoing or its affiliates shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” shall mean, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the 2020 Notes to be redeemed (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by the Reference Treasury Dealer at 3:30 p.m. on the third Business Day preceding such Redemption Date.

“Reuters LIBOR01 Page” shall mean the display designated as page “LIBOR01” on the Reuters 3000 Xtra (or such other page as may replace the LIBOR01 page on that service, any successor service or such other service or services as may be nominated as the information vendor for the purpose of displaying rates or prices comparable to the London Interbank Offered Rate for U.S. Dollar deposits).

“Three-Month LIBOR” shall mean, with respect to any Interest Determination Date, three-month LIBOR for such Interest Determination Date determined in accordance with Section 2.05(b)(iv).

“Treasury Rate” shall mean, with respect to any Redemption Date, the semiannual equivalent yield to maturity of the Comparable Treasury Issue for the 2020 Notes to be redeemed, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date with respect to the 2020 Notes to be redeemed.

The terms “Base Indenture,” “Company,” “Floating Rate Notes,” “First Supplemental Indenture,” “Indenture,” “Notes,” “Second Supplemental Indenture,” “Trustee” and “2020 Notes” shall have the respective meanings set forth in the recitals to this Second Supplemental Indenture and the paragraph preceding such recitals.

ARTICLE 2

GENERAL TERMS AND CONDITIONS OF THE NOTES

Section 2.01. Designation and Principal Amount. The Notes may be issued from time to time upon written order of the Company for the authentication and delivery of Notes pursuant to Section 2.03 of the Base Indenture.

(a) 2020 Notes

There is hereby authorized a series of Securities designated as 2.700% Senior Notes due 2020, initially limited in aggregate principal amount to U.S. $750,000,000 (except for 2020 Notes authenticated and delivered in accordance with the last paragraph of Section 2.02 of the Base Indenture or upon registration of transfer of, or in exchange for, or in lieu of, other 2020 Notes pursuant to Sections 2.06, 2.07, 2.08, 2.09, 3.03 or 10.04 of the Base Indenture).

(b) Floating Rate Notes

There is hereby authorized a series of Securities designated as Floating Rate Senior Notes due 2020, initially limited in aggregate principal amount to U.S. $250,000,000 (except for Floating Rate Notes authenticated and delivered in accordance with the last paragraph of Section 2.02 of the Base Indenture or upon registration of transfer of, or in exchange for, or in lieu of, other Floating Rate Notes pursuant to Sections 2.06, 2.07, 2.08, 2.09 or 10.04 of the Base Indenture).

Section 2.02. Maturity. The date upon which each series of Notes shall become due and payable at final maturity, together with any accrued and unpaid interest, is February 3, 2020 (the “Maturity Date”).

Section 2.03. Form, Payment and Appointment. Except as provided in Section 2.04, the Notes of each series shall be issued in fully registered, certificated form, bearing identical terms within each series thereof. Principal of and premium, if any, and interest on the Notes will be payable, the transfer of such Notes will be registrable, and such Notes will be exchangeable for Notes of a like aggregate principal amount bearing identical terms and provisions, at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, The City of New York, which shall initially be the Principal Office of the Trustee in the Borough of Manhattan, The City of New York; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Person entitled thereto at such address as shall appear in the Security Register or by wire transfer to an account appropriately designated by the Person entitled to payment, provided that the paying agent shall have received written notice of such account designation at least five Business Days prior to the date of such payment (subject to surrender of the relevant Note in the case of a payment of interest on a Redemption Date or Maturity Date).

No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company may require payment from the holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

The Security Registrar and paying agent for the Notes shall initially be the Trustee.

The Specified Currency of the Notes shall be U.S. Dollars.

Section 2.04. Global Notes. (a) The Notes of each series shall be issued initially in the form of one or more permanent Global Securities in registered form (each, a “Global Note”). The Depository Trust Company (“DTC”) shall initially act as the Depositary for the Notes. Each Global Note (i) shall be deposited with the Depositary or its custodian and registered in the name of DTC or DTC’s nominee, (ii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary’s instructions, and (iii) shall bear a legend substantially to the effect set forth in Section 2.12 of the Base Indenture.

(b) The aggregate amount of Outstanding Notes represented by any Global Note may from time to time be increased or decreased to reflect exchanges or other increases or decrease in the principal amount thereof. The Trustee may make any endorsement on a Global Note to reflect the amount, or any increase or decrease in the amount, or changes in the rights of holders of the Notes represented thereby, in each case in accordance with the terms of the Indenture and the Notes. Each Global Note shall represent the aggregate principal amount of Notes of the relevant series from time to time endorsed thereon.

(c) Unless and until any Global Note for any series of Notes is exchanged for Notes of such series in certificated form, such Global Note may be transferred, in whole but not in part, and any payments on the Notes evidenced by such Global Note shall be made, only to the Depositary or a nominee of the Depositary, or to a successor Depositary selected or approved by the Company or to a nominee of such successor Depositary, in each case as the Securityholder of such Notes.

Section 2.05. Interest. (a) Interest payable on any Interest Payment Date, the Maturity Date or, if applicable, the Redemption Date, with respect to each series of Notes shall be the amount of interest accrued from, and including, the immediately preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date of February 2, 2015, if no interest has been paid or duly provided for with respect to the series of Notes) to, but excluding, such Interest Payment Date, Maturity Date or, if applicable, Redemption Date, as the case may be (each, an “Interest Period”).

(b) This Section 2.05(b) shall apply only to the Floating Rate Notes.

(i) Interest on the Floating Rate Notes shall accrue from February 2, 2015 and shall be payable quarterly in arrears on February 3, May 3, August 3 and November 3 of each year (each, a “Floating Rate Interest Payment Date”), beginning on May 3, 2015 to, but excluding, the Maturity Date of the Floating Rate Notes. Interest shall be payable to the Persons in whose names the relevant Floating Rate Notes are registered at the close of business on the January 19, April 18, July 19 or October 19 (whether or not a Business Day) (each, a “Floating Rate Record Date”), respectively, immediately prior to each Floating Rate Interest Payment Date, except as provided in Section 2.05(d) hereof and Section 2.04 of the Base Indenture. The amount of interest payable for any full or partial Interest Period for the Floating Rate Notes shall be computed on the basis of the actual number of days in the period divided by 360.

(ii) The interest rate on the Floating Rate Notes shall be reset quarterly on February 3, May 3, August 3 and November 3 of each year, commencing May 3, 2015 (each, an “Interest Reset Date”). The interest rate on the Floating Rate Notes for the period from, and including, the original issue date of the Floating Rate Notes to, but excluding, the initial Interest Reset Date (the “Initial Interest Reset Period”), shall be an annual rate equal to Three-Month LIBOR, determined as of the Interest Determination Date prior to such original issue date, plus 1.23% per year. Thereafter, the interest rate on the Floating Rate Notes for each period from, and including, an Interest Reset Date to, but excluding, the immediately succeeding Interest Reset Date (each an “Interest Reset Period”), shall be an annual rate equal to Three-Month LIBOR, determined as of the applicable Interest Determination Date for such Interest Reset Period, plus 1.23% per year. The interest rate on the Floating Rate Notes for the final Interest Reset Period for the Floating Rate Notes from, and including, the Interest Reset Date immediately preceding the Maturity Date of the Floating Rate Notes to, but excluding, such Maturity Date, shall be an annual rate equal to Three-Month LIBOR, determined as of the applicable Interest Determination Date for such Interest Reset Period, plus 1.23% per year.

(iii) If any Interest Reset Date for the Floating Rate Notes or scheduled Floating Rate Interest Payment Date (other than the Maturity Date of the Floating Rate Notes) falls on a day that is not a Business Day, such Interest Reset Date or Floating Rate Interest Payment Date, as the case may be, shall be postponed to the next succeeding day that is a Business Day and interest on the Floating Rate Notes shall continue to accrue on the payment so deferred, except that if such Business Day is in the next succeeding calendar month, the Interest Reset Date or Floating Rate Interest Payment Date, as the case may be, shall be the immediately preceding Business Day. If the Maturity Date for any Floating Rate Note falls on a date that is not a Business Day, the related payments of principal and interest shall be made on the next succeeding Business Day, and no additional interest shall accrue on the amount payable for the period from and after the Maturity Date.

(iv) Three-Month LIBOR shall be determined by the Calculation Agent as of the applicable Interest Determination Date in accordance with the following provisions:

(A) Three-Month LIBOR for any Interest Determination Date shall be the rate for deposits in U.S. dollars having a maturity of three months, commencing on the original issue date of the Floating Rate Notes or the related Interest Reset Date, as applicable, immediately following such Interest Determination Date, which appears on the Reuters LIBOR01 Page as of approximately 11:00 a.m., London time, on such Interest Determination Date. If no rate appears on the Reuters LIBOR01 Page as of approximately 11:00 a.m., London time, on an Interest Determination Date, then Three-Month LIBOR for such Interest Determination Date shall be determined in accordance with the provisions of paragraph (B) below.

(B) With respect to an Interest Determination Date on which no rate appears on the Reuters LIBOR01 Page as of approximately 11:00 a.m., London time, on such Interest Determination Date, the Calculation Agent shall request the principal London offices of each of four major reference banks (which may include affiliates of the underwriters of the Floating Rate Notes) in the London interbank market selected and identified by the Company to provide the Calculation Agent with a quotation of the rate at which deposits of U.S. Dollars having a three-month maturity, commencing on the original issue date of the Floating Rate Notes or the related Interest Reset Date, as applicable, immediately following such Interest Determination Date, are offered by it to prime banks in the London interbank market as of approximately 11:00 a.m., London time, on such Interest Determination Date in a principal amount equal to an amount of not less than U.S. $1,000,000 that is representative for a single transaction in such market at such time. If at least two such quotations are provided, Three-Month LIBOR for such Interest Determination Date shall be the arithmetic mean of such quotations as calculated by the Calculation Agent. If fewer than two quotations are provided, Three-Month LIBOR for such Interest Determination Date shall be the arithmetic mean of the rates quoted as of approximately 11:00 a.m., New York City time, on such Interest Determination Date by three major banks (which may include affiliates of the underwriters of the Floating Rate Notes) selected and identified by the Company for loans in U.S. Dollars to leading European banks having a three-month maturity commencing on the original issue date of the Floating Rate Notes or the related Interest Reset Date, as applicable, immediately following such Interest Determination Date and in a principal amount equal to an amount of not less than U.S. $1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks selected by the Company are not quoting such rates as set forth in this paragraph (B), Three-Month LIBOR for such Interest Determination Date shall be Three-Month LIBOR determined with respect to the immediately preceding Interest Determination Date.

(v) All percentages resulting from any calculation of any interest rate for the Floating Rate Notes will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward and all dollar amounts will be rounded to the nearest cent, with one-half cent being rounded upward.

(vi) Promptly upon such determination, the Calculation Agent shall notify the Company and the Trustee (if the Calculation Agent is not the Trustee) of the interest rate for the new Interest Reset Period. Upon request of a holder of the Floating Rate Notes, the Calculation Agent shall provide to such holder the interest rate in effect on the date of such request and, if determined, the interest rate for the next Interest Reset Period.

(vii) All calculations made by the Calculation Agent for the purposes of calculating interest on the Floating Rate Notes shall be conclusive and binding on the holders of the Floating Rate Notes, the Trustee and the Company, absent manifest error.

(c) This Section 2.05(c) shall apply only to the 2020 Notes.

(i) Interest on the 2020 Notes shall accrue from February 2, 2015 and shall be payable semi-annually in arrears on February 3 and August 3 of each year (each, a “2020 Interest Payment Date”), beginning on August 3, 2015 to, but excluding, the Maturity Date or, if applicable, the Redemption Date, of the 2020 Notes. Interest shall be payable to the Persons in whose names the relevant 2020 Notes are registered at the close of business on the January 19 or July 19 (whether or not a Business Day), respectively, immediately prior to each Interest Payment Date (each, a “2020 Record Date”) at the annual rate of 2.700% per year, except as provided in Section 2.05(d) hereof and in Section 2.04 of the Base Indenture.

(ii) The amount of interest payable for any full semi-annual Interest Period in respect of the 2020 Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months. The amount of interest payable for any period shorter than a full semi-annual Interest Period in respect of the 2020 Notes will be calculated on the basis of a 30-day month and, for any period less than a month, the amount of interest will be calculated on the basis of the actual number of days elapsed per 30-day month. If any scheduled 2020 Interest Payment Date falls on a day that is not a Business Day, then payment of interest payable on such 2020 Interest Payment Date will be postponed to the next succeeding day which is a Business Day (and no interest on such payment will accrue for the period from and after such scheduled 2020 Interest Payment Date).

(iii) In the event that the Maturity Date or a Redemption Date for any 2020 Note falls on a day that is not a Business Day, then the related payments of principal, premium, if any, and interest will be made on the next succeeding day that is a Business Day (and no additional interest will accrue on the amount payable for the period from and after such Maturity Date or Redemption Date, as the case may be).

(d) Interest due on the Maturity Date or a Redemption Date (in each case, whether or not an Interest Payment Date) of any Notes will be paid to the Person to whom principal of such Notes is payable.

Section 2.06. No Sinking Fund. The Notes are not entitled to the benefit of any sinking fund.

Section 2.07. Satisfaction and Discharge. Article 12 of the Base Indenture contains provisions for discharge of the Indenture and the legal and covenant defeasance of the obligations of the Company with respect to any series of Securities at any time upon compliance by the Company with certain conditions set forth therein, which provisions shall apply to each series of the Notes.

ARTICLE 3

REDEMPTION OF THE NOTES

Section 3.01. Optional Redemption by Company.

(a) Except as otherwise may be specified in this Second Supplemental Indenture, at any time and from time to time prior to January 3, 2020, the Company shall have the right to redeem the 2020 Notes, in whole or in part, at its option, at a redemption price equal to the greater of:

(i) 100% of the aggregate principal amount of the 2020 Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date for the 2020 Notes to be redeemed; and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest in respect of the 2020 Notes to be redeemed (not including any portion of the interest accrued to, but excluding, the Redemption Date of the 2020 Notes to be redeemed), discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 25 basis points, plus accrued and unpaid interest to, but excluding, the Redemption Date of the 2020 Notes to be redeemed.

The Trustee shall not be responsible for calculating the foregoing redemption price.

(b) At any time and from time to time on or after January 3, 2020, the Company shall have the right to redeem the 2020 Notes, in whole or in part, at its option, at a redemption price equal to 100% of the principal amount of the 2020 Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date of the 2020 Notes to be redeemed.

Section 3.02. Notice of Redemption; Selection of Notes to be Redeemed. The Company shall mail (or otherwise deliver in accordance with the applicable procedures of the Depositary if the 2020 Notes to be redeemed are issued in the form of one or more Global Notes) notice of any redemption to the registered holders of the 2020 Notes to be redeemed at least 30 and not more than 60 days prior to the Redemption Date. If the 2020 Notes are only partially redeemed pursuant to Section 3.01, the 2020 Notes to be redeemed will be selected by the Trustee in such manner as in its sole discretion it shall deem appropriate and fair; provided that if at the time of redemption the 2020 Notes to be redeemed are registered as a Global Note, the Depositary shall determine, in accordance with its procedures, the principal amount of the 2020 Notes to be redeemed held by each of its participants that holds a position in such 2020 Notes.

Section 3.03. Payment of Redemption Price. The Optional Redemption Price for any 2020 Notes to be redeemed shall be paid prior to 12:00 noon, New York City time, on the Redemption Date or at such later time as is then permitted by the rules of the Depositary for the 2020 Notes (if then registered as a Global Note); provided that the Company shall deposit with the Trustee an amount sufficient to pay the Optional Redemption Price for the 2020 Notes to be redeemed by 10:00 a.m., New York City time, on the date such Optional Redemption Price is to be paid.

Section 3.04. No Other Redemption. The Floating Rate Notes and, except as set forth in Section 3.01, the 2020 Notes shall not be redeemable by the Company prior to the applicable Maturity Date. The provisions of this Article 3 shall supersede any conflicting provisions contained in Article 3 of the Base Indenture.

ARTICLE 4

FORMS OF NOTES

Section 4.01. Forms of Notes.

(a) The 2020 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms attached as Exhibit A hereto, with such changes therein as the officers of the Company executing the 2020 Notes (by manual or facsimile signature) may approve, such approval to be conclusively evidenced by their execution thereof.

(b) The Floating Rate Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms attached as Exhibit B hereto, with such changes therein as the officers of the Company executing the Floating Rate Notes (by manual or facsimile signature) may approve, such approval to be conclusively evidenced by their execution thereof.

ARTICLE 5

ORIGINAL ISSUE OF NOTES

Section 5.01. Original Issue of Notes. The 2020 Notes having an aggregate principal amount of U.S. $750,000,000 and the Floating Rate Notes having an aggregate principal amount of U.S. $250,000,000 (in each case, subject to the last paragraph of Section 2.02 of the Base Indenture) may from time to time, upon execution of this Second Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company pursuant to Section 2.03 of the Base Indenture without any further action by the Company (other than as required by the Base Indenture).

ARTICLE 6

MISCELLANEOUS

Section 6.01. Ratification of Indenture. The Base Indenture, as supplemented by the First Supplemental Indenture and this Supplemental Indenture, is in all respects ratified and confirmed, and this Second Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

Section 6.02. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Second Supplemental Indenture.

Section 6.03. Governing Law. THIS SECOND SUPPLEMENTAL INDENTURE AND EACH NOTE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS SECOND SUPPLEMENTAL INDENTURE OR ANY NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 6.04. Waiver of Trial by Jury. EACH OF THE COMPANY, THE TRUSTEE AND EACH HOLDER OF NOTES, BY ITS ACCEPTANCE THEREOF, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 6.05. Table of Contents, Headings, etc. The table of contents and the titles and headings of the articles and sections of this Second Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 6.06. Execution in Counterparts. This Second Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

Section 6.07. Separability; Benefits. In case any one or more of the provisions contained in this Second Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable, in any respect, then, to the extent permitted by law, such invalidity, illegality or unenforceability of the remaining provisions shall not in any way be affected or impaired thereby. Nothing in this Second Supplemental Indenture or in the Notes, expressed or implied, shall give to any person, other than the parties hereto and their successors hereunder, and the holders of the Notes, any benefit or any legal or equitable right, remedy or claim under this Second Supplemental Indenture.

Section 6.08. Certain Tax Information. In order to comply with applicable tax laws, rules and regulations (inclusive of directives, guidelines and interpretations promulgated by competent authorities) in effect from time to time (“Applicable Law”) that a foreign financial institution, or issuer, trustee, paying agent, holder or other institution is or has agreed to be subject to related to the Indenture, the Company agrees (i) to provide to the Trustee upon its written request such information that is in the Company’s possession about holders of the Notes or other applicable parties and/or transactions (including any modification to the terms of such transactions) so the Trustee can determine whether it has tax related obligations under Applicable Law, and (ii) that the Trustee shall be entitled to make any withholding or deduction from payments under the Indenture to the extent necessary to comply with Applicable Law for which the Trustee shall not have any liability. The terms of this section shall survive the termination of this Second Supplemental Indenture.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, as of the day and year first written above.

SYNCHRONY FINANCIAL

By:	/s/ Eric Duenwald
Name: Eric Duenwald
Title: Treasurer

THE BANK OF NEW YORK MELLON, as Trustee

By:
Name:
Title:

[Signature Page to Second Supplemental Indenture]

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, as of the day and year first written above.

SYNCHRONY FINANCIAL

By:
Name:
Title:

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Francine Kincaid
Name: Francine Kincaid
Title: Vice President

[SIGNATURE PAGE TO SECOND SUPPLEMENTAL INDENTURE]

EXHIBIT A

[IF THIS NOTE IS TO BE A GLOBAL SECURITY, INSERT:]

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), OR A NOMINEE OF DTC. THIS NOTE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SYNCHRONY FINANCIAL

2.700% Senior Note due 2020

CUSIP: 87165B AE3

ISIN: US87165BAE39

No.	$

SYNCHRONY FINANCIAL, a corporation organized and existing under the laws of Delaware (hereinafter called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to             , or registered assigns, [the principal sum of $            ]1 on February 3, 2020 (such date is hereinafter referred to as the “Maturity Date”), and to pay interest thereon from February 2, 2015 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on February 3 and August 3 of each year (each, an “Interest Payment Date”), commencing August 3, 2015, at the rate of 2.700% per annum, until the principal hereof is paid or duly provided for or made available for payment.

[1]	USE THE FOLLOWING LANGUAGE INSTEAD FOR GLOBAL NOTES: [the principal sum as set forth in the Schedule of Increases or Decreases In Note attached hereto]

A-1

The amount of interest payable for any full semi-annual Interest Period will be calculated on the basis of a 360-day year consisting of twelve 30-day months. The amount of interest payable for any period shorter than a full semi-annual Interest Period will be calculated on the basis of a 30-day month and, for any period less than a month, on the basis of the actual number of days elapsed per 30-day month. In the event that any scheduled Interest Payment Date falls on a day that is not a Business Day, then payment of interest payable on such Interest Payment Date will be postponed to the next succeeding day which is a Business Day (and no interest on such payment will accrue for the period from and after such scheduled Interest Payment Date). The term “Business Day” means any calendar day that is not a Saturday, Sunday or a day on which commercial banking institutions are not required to be open for business in The City of New York, New York.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name the relevant Notes, or any predecessor Notes, are registered at the close of business on the Record Date for such Interest Payment Date; provided that the interest due on the Maturity Date or a Redemption Date (in each case, whether or not an Interest Payment Date) of a Note of this series will be paid to the Person to whom principal of such Note is payable.

Payment of the principal of and premium, if any, and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, which shall initially be the Principal Office of the Trustee located therein, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Person entitled thereto at such address as shall appear in the Security Register or by wire transfer to an account appropriately designated by the Person entitled to payment, provided that the paying agent shall have received written notice of such account designation at least five Business Days prior to the date of such payment (subject to surrender of the relevant Note in the case of a payment of interest on a Redemption Date or the Maturity Date).

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

SYNCHRONY FINANCIAL

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

REVERSE OF NOTE

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture (the “Base Indenture”), dated as of August 11, 2014, between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee), as amended and supplemented by the First Supplemental Indenture, dated as of August 11, 2014, between the Company and the Trustee (the “First Supplemental Indenture”) and the Second Supplemental Indenture, dated as of February 2, 2015, between the Company and the Trustee (the “Second Supplemental Indenture,” and the Base Indenture, as supplemented by the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $750,000,000.

All terms used but not defined in this Note that are defined in the Indenture shall have the meaning assigned to them in the Indenture.

Except as otherwise may be specified in the Indenture, at any time and from time to time prior to January 3, 2020, the Company shall have the right to redeem the Notes of this series, in whole or in part, at its option, at a redemption price equal to the greater of:

(i) 100% of the aggregate principal amount of the Notes of this series to be redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date; and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest in respect of the Notes of this series to be redeemed (not including any portion of the interest accrued to, but excluding, the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 25 basis points, plus accrued and unpaid interest to, but excluding, the Redemption Date.

At any time and from time to time on or after January 3, 2020, the Company shall have the right to redeem the Notes of this series, in whole or in part, at its option, at a redemption price equal to 100% of the principal amount of the Notes of this series to be redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date.

The term “Optional Redemption Price” means, with respect to any redemption of Notes of this series, the applicable redemption price for such Notes set forth in the preceding two paragraphs; and the term “Redemption Date” means, with respect to any redemption of Notes of this series, the date fixed for such redemption pursuant to the Indenture and the Notes of this series.

A-R-1

The Company shall mail (or otherwise deliver in accordance with the applicable procedures of the Depositary) notice of any redemption to the registered holders of the Notes of this series to be redeemed at least 30 and not more than 60 days prior to the Redemption Date. If Notes of this series are only partially redeemed pursuant to the preceding paragraphs, the Notes of this series to be redeemed will be selected by the Trustee in such manner as in its sole discretion it shall deem appropriate and fair; provided that if at the time of redemption the Notes of this series to be redeemed are registered as a Global Note, the Depositary shall determine, in accordance with its procedures, the principal amount of the Notes of this series to be redeemed held by each of its participants that holds a position in such Notes. The Optional Redemption Price for any Notes of this series to be redeemed shall be paid prior to 12:00 noon, New York City time, on the Redemption Date or at such later time as is then permitted by the rules of the Depositary for the related Notes (if then registered as a Global Note); provided that the Company shall deposit with the Trustee an amount sufficient to pay the Optional Redemption Price for the Notes of this series to be redeemed by 10:00 a.m., New York City time, on the date such Optional Redemption Price is to be paid.

In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof. Except as set forth in the preceding paragraphs and in Article 3 of the Second Supplemental Indenture, the Company may not redeem the Notes of this series at its option prior to the Maturity Date.

The Notes are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for defeasance of the obligations of the Company at any time upon compliance by the Company with certain conditions set forth therein, which provisions apply to the Notes of this series.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Notes at any time by the Company and the Trustee, with the consent of the holders of a majority in the aggregate principal amount of the Notes of all series affected thereby at the time Outstanding, voting as a single class. The Indenture also contains provisions permitting the holders of specified percentages in principal amount of the Notes of a series at the time Outstanding, on behalf of the holders of all Notes of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

A-R-2

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof, except as provided for in Section 2.04 of the Second Supplemental Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Except as provided in Section 8.03 of the Base Indenture, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

The Company will furnish a copy of the Indenture to any holder upon written request and without charge.

A-R-3

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee) and irrevocably appoints agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date:

Signature:
Signature Guarantee:

(Sign exactly as your name appears on the other side of this Note)

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN NOTE

The initial principal amount of this Note is $[            ]. The following increases or decreases in the principal amount of this Note have been made:

Principal amount of
	Amount of decrease in	Amount of increase in	this Note following	Signature of
	principal amount of	principal amount of	such decrease or	authorized signatory
Date	this Note	this Note	increase	of Trustee

EXHIBIT B

[IF THIS NOTE IS TO BE A GLOBAL SECURITY, INSERT:]

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), OR A NOMINEE OF DTC. THIS NOTE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SYNCHRONY FINANCIAL

Floating Rate Senior Note due 2020

CUSIP: 87165B AF0

ISIN: US87165BAF04

No.	$

SYNCHRONY FINANCIAL, a corporation organized and existing under the laws of Delaware (hereinafter called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to             , or registered assigns, [the principal sum of $            ]2 on February 3, 2020 (such date is hereinafter referred to as the “Maturity Date”), and to pay interest thereon from February 2, 2015 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on February 3, May 3, August 3 and November 3 of each year (each, an “Interest Payment Date”), commencing May 3, 2015, until the principal hereof is paid or duly provided for or made available for payment.

[2]	USE THE FOLLOWING LANGUAGE INSTEAD FOR GLOBAL NOTES: [the principal sum as set forth in the Schedule of Increases or Decreases In Note attached hereto]

The interest rate on the Notes of this series shall be reset quarterly on February 3, May 3, August 3 and November 3 of each year, commencing May 3, 2015 (each, an “Interest Reset Date”). The interest rate for the period from, and including, the original issue date of the Notes of this series to, but excluding, the initial Interest Reset Date (the “Initial Interest Reset Period”), shall be an annual rate equal to Three-Month LIBOR (as computed below), determined as of the Interest Determination Date prior to such original issue date, plus 1.23% per year. Thereafter, the interest rate for each period from, and including, an Interest Reset Date to, but excluding, the immediately succeeding Interest Reset Date (each an “Interest Reset Period”), shall be an annual rate equal to Three-Month LIBOR (as computed below), determined as of the applicable Interest Determination Date for such Interest Reset Period, plus 1.23% per year. The interest rate for the final Interest Reset Period from, and including, the Interest Reset Date immediately preceding the Maturity Date to, but excluding, such Maturity Date, shall be an annual rate equal to Three-Month LIBOR (as computed below), determined as of the applicable Interest Determination Date for such Interest Reset Period, plus 1.23% per year. If any Interest Reset Date for the Notes of this series falls on a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. The term “Business Day” means any calendar day that is not a Saturday, Sunday or a day on which commercial banking institutions are not required to be open for business in The City of New York, New York, and that is also a calendar day on which commercial banks are open for dealings in deposits in U.S. Dollars in the London interbank market; and the term “Interest Determination Date” means, with respect to an Interest Reset Period, the second London Business Day immediately preceding either (a) the original issue date of the Notes of this series, in the case of the Initial Interest Reset Period, or (b) the applicable Interest Reset Date, in the case of any other Interest Reset Period.

The amount of interest payable for any full or partial Interest Period for the Notes of this series shall be computed on the basis of the actual number of days in the period divided by 360. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name the relevant Notes, or any predecessor Notes, are registered at the close of business on the Record Date for such Interest Payment Date; provided that the interest due on the Maturity Date of a Note of this series will be paid to the Person to whom principal of such Note is payable. In the event that any scheduled Interest Payment Date (other than the Maturity Date) falls on a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding day that is a Business Day and interest on the Notes of this series shall continue to accrue on the payment so deferred, except that if such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. If the Maturity Date for the Notes of this series falls on a date that is not a Business Day, the related payments of principal and interest will be made on the next succeeding Business Day, and no additional interest will accrue on the amount payable for the period from and after the Maturity Date.

The Bank of New York Mellon, or its successor appointed by the Company, will act as calculation agent (the “Calculation Agent”). Three-Month LIBOR as of the applicable Interest Determination Date (“Three-Month LIBOR”) shall be determined by the Calculation Agent in accordance with the following provisions:

(i) Three-Month LIBOR for any Interest Determination Date shall be the rate for deposits in U.S. dollars having a maturity of three months, commencing on the original issue date of the Notes of this series or the related Interest Reset Date, as applicable, immediately following such Interest Determination Date, which appears on the Reuters LIBOR01 Page as of approximately 11:00 a.m., London time, on such Interest Determination Date. “Reuters LIBOR01 Page” shall mean the display designated as page “LIBOR01” on the Reuters 3000 Xtra (or such other page as may replace the LIBOR01 page on that service, any successor service or such other service or services as may be nominated as the information vendor for the purpose of displaying rates or prices comparable to the London Interbank Offered Rate for U.S. Dollar deposits). If no rate appears on the Reuters LIBOR01 Page as of approximately 11:00 a.m., London time, on an Interest Determination Date, then Three-Month LIBOR for such Interest Determination Date shall be determined in accordance with the provisions of paragraph (ii) below.

(ii) With respect to an Interest Determination Date on which no rate appears on the Reuters LIBOR01 Page as of approximately 11:00 a.m., London time, on such Interest Determination Date, the Calculation Agent shall request the principal London offices of each of four major reference banks (which may include affiliates of the underwriters of the Notes of this series) in the London interbank market selected and identified by the Company to provide the Calculation Agent with a quotation of the rate at which deposits of U.S. Dollars having a three-month maturity, commencing on the original issue date of the Notes of this series or the related Interest Reset Date, as applicable, immediately following such Interest Determination Date, are offered by it to prime banks in the London interbank market as of approximately 11:00 a.m., London time, on such Interest Determination Date in a principal amount equal to an amount of not less than U.S. $1,000,000 that is representative for a single transaction in such market at such time. If at least two such quotations are provided, Three-Month LIBOR for such Interest Determination Date shall be the arithmetic mean of such quotations as calculated by the Calculation Agent. If fewer than two quotations are provided, Three-Month LIBOR for such Interest Determination Date shall be the arithmetic mean of the rates quoted as of approximately 11:00 a.m., New York City time, on such Interest Determination Date by three major banks (which may include affiliates of the underwriters of the Notes of this series) selected and identified by the Company for loans in U.S. Dollars to leading European banks having a three-month maturity commencing on the original issue date of the Notes of this series or the related Interest Reset Date, as applicable, immediately following such Interest Determination Date and in a principal amount equal to an amount of not less than U.S. $1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks selected by the Company are not quoting such rates as set forth in this paragraph (ii), Three-Month LIBOR for such Interest Determination Date shall be Three-Month LIBOR determined with respect to the immediately preceding Interest Determination Date.

All percentages resulting from any calculation of any interest rate for the Notes of this series will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward and all dollar amounts will be rounded to the nearest cent, with one-half cent being rounded upward.

Promptly upon such determination, the Calculation Agent shall notify the Company and the Trustee (if the Calculation Agent is not the Trustee) of the interest rate for the new Interest Reset Period. Upon request of a holder of the Notes of this series, the Calculation Agent shall provide to such holder the interest rate in effect on the date of such request and, if determined, the interest rate for the next Interest Reset Period.

All calculations made by the Calculation Agent for the purposes of calculating interest on the Notes of this series shall be conclusive and binding on the holders, the Trustee and the Company, absent manifest error.

Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, which shall initially be the Principal Office of the Trustee located therein, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Person entitled thereto at such address as shall appear in the Security Register or by wire transfer to an account appropriately designated by the Person entitled to payment, provided that the paying agent shall have received written notice of such account designation at least five Business Days prior to the date of such payment (subject to surrender of the relevant Note in the case of a payment of interest on the Maturity Date).

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

SYNCHRONY FINANCIAL

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

REVERSE OF NOTE

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture (the “Base Indenture”), dated as of August 11, 2014, between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee), as amended and supplemented by the First Supplemental Indenture, dated as of August 11, 2014, between the Company and the Trustee (the “First Supplemental Indenture”) and the Second Supplemental Indenture, dated as of February 2, 2015, between the Company and the Trustee (the “Second Supplemental Indenture,” and the Base Indenture, as supplemented by the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $250,000,000.

All terms used but not defined in this Note that are defined in the Indenture shall have the meaning assigned to them in the Indenture.

The Notes of this series are not redeemable prior to the Maturity Date.

The Notes are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for defeasance of the obligations of the Company at any time upon compliance by the Company with certain conditions set forth therein, which provisions apply to the Notes of this series.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Notes at any time by the Company and the Trustee, with the consent of the holders of a majority in the aggregate principal amount of the Notes of all series affected thereby at the time Outstanding, voting as a single class. The Indenture also contains provisions permitting the holders of specified percentages in principal amount of the Notes of a series at the time Outstanding, on behalf of the holders of all Notes of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

B-R-1

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof, except as provided for in Section 2.04 of the Second Supplemental Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Except as provided in Section 8.03 of the Base Indenture, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

The Company will furnish a copy of the Indenture to any holder upon written request and without charge.

B-R-2

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee) and irrevocably appoints agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date:

Signature:
Signature Guarantee:

(Sign exactly as your name appears on the other side of this Note)

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN NOTE

The initial principal amount of this Note is $[            ]. The following increases or decreases in the principal amount of this Note have been made:

Principal amount of
	Amount of decrease in	Amount of increase in	this Note following	Signature of
	principal amount of	principal amount of	such decrease or	authorized signatory
Date	this Note	this Note	increase	of Trustee